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                                                                    Exhibit 99.1

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Diversified Security Solutions, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 10-KSB for the year ended December 31, 2002 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 28, 2003                           /s/ James E. Henry
                                                 -------------------------------
                                                 Name:  James E. Henry
                                                 Title: Chief Executive Officer


Dated:  March 28, 2003                           /s/ Louis Massad
                                                 -------------------------------
                                                 Name:  Louis Massad
                                                 Title: Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.